Exhibit 24.1

POWER OF ATTORNEY

Landstar System, Inc.

Annual Report on Form 10-K

for fiscal year ended 12/31/16

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint L. Kevin Stout and Michael K. Kneller, and each of them, with full power in each to act without the other, her true and lawful attorney-in-fact and agent, in her name, place and stead to execute on her behalf, as an officer and/or director of Landstar System, Inc. (the “Company”), the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated below.

/s/ Homaira Akbari
Homaira Akbari

DATED: January 30, 2017

POWER OF ATTORNEY

Landstar System, Inc.

Annual Report on Form 10-K

for fiscal year ended 12/31/16

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint L. Kevin Stout and Michael K. Kneller, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc. (the “Company”), the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

/s/ David G. Bannister
David G. Bannister

DATED: January 30, 2017

POWER OF ATTORNEY

Landstar System, Inc.

Annual Report on Form 10-K

for fiscal year ended 12/31/16

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint L. Kevin Stout and Michael K. Kneller, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc. (the “Company”), the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

/s/ Michael A. Henning
Michael A. Henning

DATED: January 30, 2017

POWER OF ATTORNEY

Landstar System, Inc.

Annual Report on Form 10-K

for fiscal year ended 12/31/16

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint L. Kevin Stout and Michael K. Kneller, and each of them, with full power in each to act without the other, her true and lawful attorney-in-fact and agent, in her name, place and stead to execute on her behalf, as an officer and/or director of Landstar System, Inc. (the “Company”), the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated below.

/s/ Diana M. Murphy
Diana M. Murphy

DATED: January 30, 2017

POWER OF ATTORNEY

Landstar System, Inc.

Annual Report on Form 10-K

for fiscal year ended 12/31/16

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint L. Kevin Stout and Michael K. Kneller, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc. (the “Company”), the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

/s/ Anthony J. Orlando
Anthony J. Orlando

DATED: January 30, 2017

POWER OF ATTORNEY

Landstar System, Inc.

Annual Report on Form 10-K

for fiscal year ended 12/31/16

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint L. Kevin Stout and Michael K. Kneller, and each of them, with full power in each to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Landstar System, Inc. (the “Company”), the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

/s/ Larry J. Thoele
Larry J. Thoele

DATED: January 30, 2017